UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K


                              Current Report
                  Pursuant to Section 13 OR 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 20, 2004



                     AMLI RESIDENTIAL PROPERTIES TRUST
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



         Maryland                 1-12784                36-3925916
      ---------------        -----------------       -------------------
      (State or other        (Commission File          (IRS Employer
      jurisdiction of             Number)            Identification No.)
      incorporation)



         125 South Wacker Drive, Suite 3100,
                  Chicago, Illinois                        60606
      ----------------------------------------           ----------
      (Address of principal executive offices)           (Zip Code)



                              (312) 443-1477
           ----------------------------------------------------
           (Registrant's telephone number, including area code)



                                    N/A
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION

      On December 20, 2004 AMLI Residential Properties, L.P., whose sole General Partner and 95% owner is AMLI Residential Properties Trust (NYSE:
AML), obtained a new $110 million unsecured loan with a bank group that includes Wells Fargo Bank, N.A., as Administrative Agent, PNC Bank National Association, Commerzbank AG, and Comerica Bank. AMLI has guaranteed repayment to the lender. The term loan may be prepaid in whole or in part at any time.

      The loan, which provides for an initial four-year term and a one-year extension at AMLI's option, carries an interest rate of LIBOR plus 1.0%. Interest only is payable monthly to maturity. Acceleration may result from the occurrence of a change in control or from non-compliance with certain covenants in the loan agreement, all of which is customary for bank financings of this type.

      AMLI used the proceeds to pay down a substantial portion of the outstanding balances on its other unsecured borrowings.

      In a separate but related transaction, AMLI entered into interest rate swap agreements for the period July 1, 2005 through December 20, 2009, effectively fixing the interest rate on $100 million of the variable rate term loan at a fixed rate of 3.986% plus the loan spread.

      For additional information regarding this transaction, please see the term loan agreement, a copy of which is filed as Exhibit 10 to this Report on Form 8-K, and the press release dated December 22, 2004, a copy of which is filed as Exhibit 99.1 to this Report on Form 8-K.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            10.   Term Loan Agreement dated as of December 20, 2004.

            99.1. Press Release dated December 22, 2004.






























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                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.




Dated:  December 22, 2004           AMLI RESIDENTIAL PROPERTIES TRUST


                                    By:     /s/ Robert J. Chapman
                                            -----------------------
                                    Name:   Robert J. Chapman
                                    Title:  Chief Financial Officer





















































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


                               EXHIBIT INDEX



Exhibit
Number            Description
-------           -----------

10.               Term Loan Agreement dated as of December 20, 2004.

99.1.             Press Release dated December 22, 2004












































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